SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934 (Amendment No.__ )
Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
[  ]    Preliminary Proxy Statement            [  ] Confidential, for Use of the Commission Only
                                                    (as permitted by Rule 14a-6(e)(2))



[X]    Definitive Proxy Statement
[ ]    Definitive additional materials
[ ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              THE KOREA FUND, INC.

                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transaction applies:

(2)     Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed maximum aggregate value of transaction:

(5)     Total fee paid:

[ ]     Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount previously paid:

(2)     Form, Schedule or Registration Statement no.:

(3)     Filing Party:

(4)     Date Filed:

                                                                 345 Park Avenue
[KOREA FUND LOGO]                                       New York, New York 10154
                                                                  (800) 349-4281


The Korea Fund, Inc.                                             August 23, 2002
--------------------------------------------------------------------------------

To the Stockholders:

The Annual Meeting of Stockholders of The Korea Fund, Inc. (the "Fund") is to be held at 9:45 a.m., Eastern time, on Wednesday, October 2, 2002, at the offices of Deutsche Investment Management Americas Inc., part of Deutsche Asset Management, 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. Stockholders who are unable to attend the Annual Meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the Annual Meeting, a proxy card for your vote at the Annual Meeting and an envelope -- postage prepaid -- in which to return your proxy card are enclosed.

At the Annual Meeting, the stockholders will elect three Directors. In addition, the stockholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a stockholder.

Your Fund's Directors recommend that you vote in favor of each of the three nominees for Directors.

Respectfully,



/s/ Nicholas Bratt                                /s/ Richard T. Hale
Nicholas Bratt                                    Richard T. Hale
President                                         Chairman of the Board


--------------------------------------------------------------------------------
STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.
--------------------------------------------------------------------------------

                              THE KOREA FUND, INC.

                    Notice of Annual Meeting of Stockholders

To the Stockholders of

The Korea Fund, Inc.:

Please take notice that the Annual Meeting of Stockholders of The Korea Fund, Inc. (the "Fund") has been called to be held at the offices of Deutsche Investment Management Americas Inc., part of Deutsche Asset Management, 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, October 2, 2002 at 9:45 a.m., Eastern time, for the following purpose:

      To elect three Directors of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.

The appointed proxies will vote in their discretion on any other business as may properly come before the meeting or any adjournments or postponements thereof.

Holders of record of the shares of common stock of the Fund at the close of business on August 2, 2002 are entitled to vote at the meeting or any adjournments or postponements thereof.

By order of the Board of Directors,

/s/John Millette

John Millette,
Secretary

August 23, 2002



--------------------------------------------------------------------------------
IMPORTANT -- We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to ensure a quorum at the Annual Meeting. If you can attend the meeting and wish to vote your shares in person at that time, you will be able to do so.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Korea Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Deutsche Investment Management Americas Inc., formerly known as Zurich Scudder Investments, Inc. ("DeIM" or the "Investment Manager"), part of Deutsche Asset Management^1, 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, October 2, 2002 at 9:45 a.m., Eastern time, and at any adjournments or postponements thereof (collectively, the "Meeting").

This Proxy Statement, the Notice of Annual Meeting and the proxy card are first being mailed to stockholders on or about August 23, 2002 or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, 345 Park Avenue, New York, New York 10154) or in person at the Meeting by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for the three nominees referred to in the Proxy Statement.

The presence at any stockholders' meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for the proposal, which requires the approval of a majority of the shares present in person or by proxy at the Meeting.

Holders of record of the common stock of the Fund at the close of business on August 2, 2002 (the "Record Date") will be entitled to one vote per share on all business of the Meeting and any adjournments thereof. There were 49,939,049 shares of common stock outstanding on the Record Date.

The Fund provides periodic reports to all stockholders which highlight relevant information including investment results and a review of portfolio changes. You may receive an additional copy of the annual report for the fiscal year ended June 30, 2002 and a copy of the semiannual report for the six-month period ended December 31, 2001, without charge, by calling 800-349-4281 or 800-294-4366 or writing the Fund at 345 Park Avenue, New York, New York 10154.

-----------
^1 Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Bank Trust Company Americas (formerly Bankers Trust Co.), Deutsche Bank Securities Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd. and Scudder Trust Company.

PROPOSAL: ELECTION OF DIRECTORS

Persons named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the three nominees listed below as Directors of the Fund to serve for a term of three years, or until their successors are duly elected and qualified. All nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee.

Information Concerning Nominees

The following table sets forth certain information concerning each of the three nominees as a Director of the Fund. Each of the nominees is now a Director of the Fund. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity. For election of Directors at the Meeting, the Board of Directors has approved the nomination of the individuals listed below.

Class II -- Nominees to serve until 2005 Annual Meeting of Stockholders:

                          Present Office with the
                          Fund, if any; Principal                             Aggregate Dollar Range of
                          Occupation or                       Dollar Range    Equity Securities in All
                          Employment and           Year       of Equity       Registered Investment
Name (Age)                Directorships            First      Securities in   Companies Overseen by Director
Address                   in Publicly Held         Became a   the Fund as of  in Family of Investment
Noninterested Director    Companies                Director   June 28, 2002^1 Companies as of June 28, 2002^1
--------------------------------------------------------------------------------------------------------------

[PICTURE OMITTED]         Retired Vice Chairman,   1996       $10,001-        $50,001-$100,000
                          Chemical Banking                    $50,000
Robert J. Callander (71)  Corporation; Director,
c/o Deutsche Investment   ARAMARK Corporation
Management                (food service); Member,
Americas Inc.             Council on Foreign
345 Park Avenue           Relations; Managing
New York, NY 10154        Director, Metropolitan
                          Opera Association;
                          Previously Visiting
                          Professor/Executive-
                          in-Residence,
                          Columbia University
                          Business School;
                          Formerly, Director,
                          Barnes Group, Inc.
                          (until April 2001);
                          Omnicom Group, Inc.
                          (advertising) (until
                          May 2002).
                          Mr. Callander serves on
                          the boards of certain
                          other funds managed by
                          DeIM.
--------------------------------------------------------------------------------------------------------------



                                       2

Class II -- Nominees to serve until 2005 Annual Meeting of Stockholders:

                          Present Office with the
                          Fund, if any; Principal                             Aggregate Dollar Range of
                          Occupation or                       Dollar Range    Equity Securities in All
                          Employment and           Year       of Equity       Registered Investment
Name (Age)                Directorships            First      Securities in   Companies Overseen by Director
Address                   in Publicly Held         Became a   the Fund as of  in Family of Investment
Noninterested Director    Companies                Director   June 28, 2002^1 Companies as of June 28, 2002^1
--------------------------------------------------------------------------------------------------------------

[PICTURE OMITTED]         President and Chief      2001       $1-$10,000      $10,001-$50,000
                          Executive Officer,
William H. Luers (73)     United Nations
c/o Deutsche Investment   Association; Director,
Management                IDEX Corporation
Americas Inc.             (liquid handling
345 Park Avenue           equipment
New York, NY 10154        manufacturer), Wickes
                          Lumber Company
                          (building materials),
                          America Online Latin
                          America, The Gilman
                          Foundation; Member,
                          Advisory Board, The
                          Trust for Mutual
                          Understanding; Member,
                          Executive Committee and
                          Board of Directors,
                          East-West Institute;
                          Trustee: Rockefeller
                          Brothers Fund, Trustee
                          Advisory Council --
                          Appeal of Conscience
                          Foundation; formerly,
                          President, Metropolitan
                          Museum of Art
                          (1986-1999) (retired),
                          Director, StoryFirst
                          Communications, Inc.
                          (owns television and
                          radio stations in
                          Russia and Ukraine)
                          (1996-1999). Mr. Luers
                          serves on the boards of
                          certain other funds
                          managed by DeIM.
--------------------------------------------------------------------------------------------------------------



                                       3

Class II -- Nominees to serve until 2005 Annual Meeting of Stockholders:

                          Present Office with the
                          Fund, if any; Principal                             Aggregate Dollar Range of
                          Occupation or                       Dollar Range    Equity Securities in All
                          Employment and           Year       of Equity       Registered Investment
Name (Age)                Directorships            First      Securities in   Companies Overseen by Director
Address                   in Publicly Held         Became a   the Fund as of  in Family of Investment
Noninterested Director    Companies                Director   June 28, 2002^1 Companies as of June 28, 2002^1
--------------------------------------------------------------------------------------------------------------

[PICTURE OMITTED]         Professor (formerly      1994(2)    None            None
                          Dean, 1999-2001),
Kesop Yun (57)            College of Business
c/o Deutsche Investment   Administration, Seoul
Management                National University,
Americas Inc.             Seoul, Korea; Visiting
345 Park Avenue           Professor of London
New York, NY 10154        Business School
                          (1997-98); President,
                          Korea Securities &
                          Economy Institute
                          (1994-95) and Korea Tax
                          Association (1994-95).
                          Mr. Yun serves on the
                          boards of certain other
                          funds managed by DeIM.
-------------------------------------------------------------------------------------------------------------



                                       4

Information Concerning Continuing Directors

The Board of Directors is divided into three classes with each Director serving for a term of three years. The terms of Classes I and III Directors do not expire this year. The following table sets forth certain information regarding the Directors in such classes. Unless otherwise noted, each Director has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

Class III -- Directors to serve until 2003 Annual Meeting of Stockholders:

                          Present Office with the
                          Fund, if any; Principal             Dollar Range
                          Occupation or                       of Equity     Aggregate Dollar Range of Equity
                          Employment and           Year       Securities    Securities in All Registered
Name (Age)                Directorships            First      in the Fund   Investment Companies Overseen by
Address                   in Publicly Held         Became a   as of June    Director in Family of Investment
Noninterested Directors   Companies                Director   28, 2002^1    Companies as of June 28, 2002^1
--------------------------------------------------------------------------------------------------------------
[PICTURE OMITTED]         Clinical Professor of    2000       $10,001-      $50,001-$100,000
                          Finance, Stern School               $50,000
Kenneth C. Froewiss (56)  of Business, New York
c/o Deutsche Investment   University; Formerly,
Management                Managing Director, J.P.
Americas Inc.             Morgan (investment
345 Park Avenue           banking firm) (until
New York, NY 10154        1996). Mr. Froewiss
                          serves on the boards of
                          certain other funds
                          managed by DeIM.

[PICTURE OMITTED]         Director and Chief       2000       $50,001-      Over $100,000
                          Executive Officer, IMF              $100,000
Ronaldo A. da Frota       Editora Ltda.
Nogueira (64)             (financial publisher);
c/o Deutsche Investment   Director, Brazilian
Management                Association of
Americas Inc.             Securities Analysts
345 Park Avenue           (ABAMEC-Brazil) and
New York, NY 10154        Board of Association of
                          Certified International
                          Investment Analysts
                          (ACIIA). Mr. da Frota
                          Nogueira serves on the
                          boards of certain other
                          funds managed by DeIM.
-------------------------------------------------------------------------------------------------------------



                                       5


Class I -- Directors to serve until 2004 Annual Meeting of Stockholders:

                          Present Office with the
                          Fund, if any; Principal                             Aggregate Dollar Range of
                          Occupation or                       Dollar Range    Equity Securities in All
                          Employment and           Year       of Equity       Registered Investment
Name (Age)                Directorships            First      Securities in   Companies Overseen by Director
Address                   in Publicly Held         Became a   the Fund as of  in Family of Investment
Interested Directors      Companies                Director   June 28, 2002^1 Companies as of June 28, 2002^1
--------------------------------------------------------------------------------------------------------------
[PICTURE OMITTED]         President (since 1999);  19993      $10,001-        Over $100,000
                          Managing Director of                $50,000
Nicholas Bratt (54)*+     DeIM; Director, Korea
c/o Deutsche Investment   Society (private
Management                society). Mr. Bratt
Americas Inc.             serves on the boards of
345 Park Avenue           certain other funds
New York, NY 10154        managed by DeIM.

[PICTURE OMITTED]         Managing Director,       2002++     $10,001-        Over $100,000
                          Deutsche Bank                       $50,000
Richard T. Hale (57)*+    Securities Inc.
c/o Deutsche Investment   (formerly DB Alex.
Management Americas Inc.  Brown LLC) and Deutsche
345 Park Avenue           Asset Management
New York, NY 10154        Americas; Director and
                          President, Investment
                          Company Capital Corp.
                          (registered investment
                          advisor); Formerly,
                          Director, ISI Family of
                          Funds (registered
                          investment companies).
                          Mr. Hale serves as
                          Chairman, President
                          and/or Director on the
                          boards of certain other
                          funds managed by DeIM
                          or its affiliates.
-------------------------------------------------------------------------------------------------------------


                                       6


Class I -- Directors to serve until 2004 Annual Meeting of Stockholders:

                         Present Office with the
                         Fund, if any; Principal                             Aggregate Dollar Range of
                         Occupation or                       Dollar Range    Equity Securities in All
                         Employment and           Year       of Equity       Registered Investment
Name (Age)               Directorships            First      Securities in   Companies Overseen by Director
Address                  in Publicly Held         Became a   the Fund as of  in Family of Investment
Noninterested Director   Companies                Director   June 28, 2002^1 Companies as of June 28, 2002^1
-------------------------------------------------------------------------------------------------------------

[PICTURE OMITTED]        Vice President, Council  2001       None            None
                         of the Americas; Vice
Susan Kaufman            President, Americas
Purcell (60)             Society; Director,
c/o Deutsche Investment  Valero Energy Corp.,
Management               Freedom House, Women's
Americas Inc.            Foreign Policy Group,
345 Park Avenue          Foundation for
New York, NY 10154       Management Education in
                         Central America (FMECA)
                         and National Endowment
                         for Democracy (until
                         1999); Member, Advisory
                         Board, The
                         Inter-American
                         Foundation; Council on
                         Foreign Relations; and
                         The Economic Club of
                         New York; Previously
                         Member, Policy Planning
                         Staff, U.S. Department
                         of State and Associate
                         Professor of Political
                         Science, University of
                         California, Los Angeles
                         (UCLA). Dr. Purcell
                         serves on the boards of
                         certain other funds
                         managed by DeIM.


All Directors and Officers as a group                        11,067 Shares   Less than 1/4 of 1% of Shares
                                                                             of the Fund
-------------------------------------------------------------------------------------------------------------

* Director considered by the Fund and its counsel to be an "interested person" (which as used in this proxy statement is as defined in the Investment Company Act of 1940, as amended) of the Fund or of the Fund's investment manager, DeIM, or its affiliates, or the Fund's subadvisor, Deutsche Investment Trust Management Company Limited (the "Korean Advisor"). Mr. Hale and Mr. Bratt are each deemed to be an interested person because of their affiliation with the Fund's investment manager, DeIM, or its affiliates; or because they are Officers of the Fund, or both.

+ Mr. Hale and Mr. Bratt are members of the Executive Committee of the Fund.

++ Mr. Hale was appointed a DIrector and Chairman of the Board of the Fund by the Fund's Board of Directors on April 3, 2002, effective April 5, 2002.

^1 The information as to beneficial ownership is based on statements furnished to the Fund by the Directors and nominees. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.

^2       Previously served on the Board of the Fund from 1984 to 1988.

^3       Previously served on the Board of the Fund from 1984 to 1997.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the Investment Company Act of 1940, as amended (the "1940 Act"), as applied to a fund, requires the fund's officers and directors, Investment Manager, affiliates of the Investment Manager, and persons who beneficially own more than ten percent of a registered class of the fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the fund's securities and changes in such ownership with the Securities and Exchange Commission (the "SEC") and The New York Stock Exchange, Inc. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.

Based on a review of reports filed by the Fund's directors and executive officers, the Investment Manager, officers and directors of the Investment Manager, affiliated persons of the Investment Manager and beneficial holders of 10% or more of the outstanding shares, and written representations by the Reporting Persons that no year-end reports were required for such persons, all filings required by Section 16(a) of the Securities and Exchange Act of 1934 for the fiscal year ended June 30, 2002 were timely except that each of William Luers, Susan Kaufman Purcell, and David Wasserman (formerly a Director of Zurich Scudder Investments, Inc.) filed a Form 3 late, Zurich Scudder Investments Korea Ltd. failed to file a Form 3, and Nicholas Bratt and William Luers reported an acquisition of securities late. For the fiscal year ended June 30, 2001, Scudder Investments Marketing Services filed a Form 3 late and failed to file a Form 5 with respect to such late filing. As a convenience to the directors, the Investment Manager assists the directors in making their Section 16 filings.

According to a filing made with the SEC in February 2002, the following owned beneficially more than 5% of the Fund's outstanding stock:

President and Fellows of Harvard College, c/o Harvard Management Company, Inc., 600 Atlantic Ave., Boston, MA 02210 reported beneficial ownership of 3,489,401 shares, or 7.0% of the Fund's outstanding stock;

Except as noted above, to the best of the Fund's knowledge, as of June 28, 2002, no other person owned beneficially more than 5% of the Fund's outstanding stock.

Honorary Directors

Messrs. William H. Gleysteen, Jr. and Wilson Nolen serve as Honorary Directors of the Fund. Honorary Directors are invited to attend all Board meetings and to participate in Board discussions, but are not entitled to vote on any matter presented to the Board. Mr. Gleysteen served as a Director of the Fund since 1984 and retired from the Board in 1999. Mr. Nolen served as a Director of the Fund since 1984 and retired from the Board in 2000. Messrs. Tai Ho Lee, Sidney Robbins and Robert W. Lear serve as Emeritus Founding Directors of the Fund. Mr. Tai Ho Lee served as a Director of the Fund since 1984 and resigned from the Board in 2001. Mr. Robbins served as a Director of the Fund since 1984 and resigned from the Board in 1995. Mr. Lear served as a Director of the Fund since 1984 and resigned from the Board in 1996.

Committees of the Board -- Board Meetings

The Board of Directors of the Fund met eight times during the fiscal year ended June 30, 2002. All Directors attended at least 75% of the total number of meetings of the Board of Directors and of all committees of the Board on which they serve as regular members, except Juris Padegs, a former Director, who attended 67% of the meetings, and Kesop Yun, who attended 55% of the meetings.

The Board of Directors, in addition to an Executive Committee, has an Audit Committee, a Valuation Committee and a Committee on Independent Directors. The Executive and Valuation Committees consist of regular members, allowing alternates.

Audit Committee

The Board has an Audit Committee, consisting of those Directors who are not interested persons of the Fund or of DeIM ("Noninterested Directors") as defined in the 1940 Act, which met twice during the fiscal year ended June 30, 2002. The members of the Audit Committee are independent, as independence is defined in the listing standards of the New York Stock Exchange, Inc. The Audit Committee reviews with management and the independent accountants for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and discusses with management the Fund's audited annual financial statements, reviews the independent accountants' required communications regarding the scope and results of the audit that may assist the Audit Committee in overseeing management's financial reporting and disclosure process, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for the Fund to the Board, reviews matters related to the independence of the Fund's independent accountants and in general considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices.

The Board of Directors has adopted a written charter for the Audit Committee.

At a meeting held on July 10, 2002, the Board of Directors of the Fund, including a majority of the Noninterested Directors, selected PricewaterhouseCoopers LLP to act as independent accountants for the Fund for the fiscal year ending June 30, 2003. The Fund's financial statements for the fiscal year ended June 30, 2002 were audited by PricewaterhouseCoopers LLP. The following table sets forth the aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP^(1):

                                        Financial Information Systems
             Audit Fees                Design and Implementation Fees             All Other Fees^(2)
-------------------------------------------------------------------------------------------------------------
              $118,000                               $0                              $12,886,298
-------------------------------------------------------------------------------------------------------------

The fees disclosed in the table above under the caption "Audit Fees" are the aggregate fees for professional services rendered for the audit of the Fund for the most recent fiscal year. The fees disclosed under the captions "Financial Information Systems Design and Implementation Fees" and "All Other Fees" include fees billed for services, if any, during the most recent fiscal year to the Fund, DeIM and all entities controlling, controlled by, or under common control with DeIM that provide services to the Fund.

-----------------------
^1 In addition to the amounts shown in the table, PricewaterhouseCoopers LLP's billed fees during the year ended June 30, 2002 of approximately $5,689,415 for professional services rendered for audit and tax services provided to other DeIM-advised funds.

^2 All Other Fees includes $1,772,436 for services in connection with risk management, taxation, attest/agreed upon procedures, review of filings with the SEC and testing of internal controls for DeIM and other related entities that provide support for the operations of the funds.

The Fund's Audit Committee gave careful consideration to the non-audit related services provided by PricewaterhouseCoopers LLP to the Fund, DeIM and entities controlling, controlled by or under common control with DeIM that provide services to the Fund, and, based in part on certain representations and information provided by PricewaterhouseCoopers LLP, determined that the provision of these services was compatible with maintaining
PricewaterhouseCoopers LLP's independence.

Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but will be available by telephone to respond to appropriate questions and to make a statement if they wish to do so.

Audit Committee Report

In connection with the audited financial statements as of and for the fiscal year ended June 30, 2002 included in the Fund's Annual Report for the fiscal year ended June 30, 2002 (the "Annual Report"), at a meeting held on August 21, 2002, the Audit Committee considered and discussed the audited financial statements with management and the independent accountants, and discussed the audit of such financial statements with the independent accountants.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants and subject to the limitation on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee of the Fund recommended to the Board of Directors of the Fund that the audited financial statements be included in the Fund's Annual Report.

The Audit Committee consists of Messrs. Callander, Froewiss, Luers, Nogueira and Yun, and Dr. Purcell.

Committee on Independent Directors

The Board has a Committee on Independent Directors consisting of the Noninterested Directors. The Committee met once during the fiscal year ended June 30, 2002. The Committee is charged with the duty of making all nominations for Noninterested Directors and consideration of other related matters. The Committee met on April 3, 2002 to nominate the nominees for Noninterested Directors presented in this proxy statement. Stockholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action.

Executive Committee

The Executive Committee is empowered, and the Directors have delegated to such Committee, all of the powers of the Directors not otherwise delegated, except for the declaration of dividends and distributions. The Executive Committee acts when the full Board of Directors is not in session. Messrs. Bratt and Hale are members of the Executive Committee. The Executive Committee did not meet during the fiscal year ended June 30, 2002.

Valuation Committee

The Valuation Committee monitors the valuation of portfolio securities and other investments and, as required by the Fund's valuation policies when the full Board is not in session, determines the fair value of illiquid and other portfolio holdings after consideration of all relevant factors, which determinations are reported to the full Board. Messrs. Bratt and Froewiss are currently the members of the Valuation Committee, with Messrs. Hale and Callander as alternates. The Valuation Committee met seven times during the fiscal year ended June 30, 2002.

Executive Officers

In addition to Mr. Bratt, a Director who is also an Executive Officer of the Fund, the following persons are Executive Officers of the Fund as of August 19, 2002:

                                            Present Office with the Fund;               Year First Became
Name (Age)                             Principal Occupation or Employment (1)             an Officer (2)
-----------------------------------------------------------------------------------------------------------
Gary L. French (51)           Treasurer, Managing Director of DeIM; prior to April             2002
                              2001, President at UAM Fund Services, Inc.

Judith A. Hannaway (49)       Vice President; Managing Director of DeIM.                       1997

John R. Hebble (44)           Assistant Treasurer; Senior Vice President of DeIM.              1998

Thomas Lally (34)             Assistant Treasurer; Senior Vice President of DeIM.              2001

John J. Lee (44)              Vice President; Managing Director of DeIM.                       1994

Brenda Lyons (40)             Assistant Treasurer; Senior Vice President of DeIM.              2000

John Millette (40)            Vice President and Secretary; Vice President of DeIM.            1999

Dong-Wook Park (55)           Vice President; Director of DeIM; prior to September             1986
                              2001, Managing Director and Chief Executive Officer of
                              Daewoo Capital Management Co., Ltd.

Caroline Pearson (40)         Assistant Secretary; Managing Director of DeIM;                  1998
                              formerly, Associate, Dechert (law firm).

Bruce A. Rosenblum (41)       Vice President and Assistant Secretary; Director of              2002
                              Deutsche Asset Management since 2002; prior thereto,
                              Vice President of Deutsche Asset Management 2000-2002;
                              and partner with the law firm of Freedman, Levy, Kroll &
                              Simonds.
-----------------------------------------------------------------------------------------------------------

^1 Unless otherwise stated, all Executive Officers have been associated with DeIM, Deutsche Asset Management, or predecessor organizations for more than five years, although not necessarily in the same capacity.

^2 The President, Treasurer and Secretary each hold office until his successor has been duly elected and qualified, and all other officers hold office in accordance with the By-Laws of the Fund.

Transactions with and Remuneration of Directors and Officers

The aggregate direct remuneration incurred by the Fund for payment to Directors not affiliated with DeIM or the Korean Advisor was $99,481, including expenses, for the fiscal year ended June 30, 2002. Each such Noninterested Director currently receives fees, paid by the Fund, of $750 per Directors' meeting attended and an annual Director's fee of $6,000. Each Director also receives $250 per committee meeting attended (other than audit committee meetings and meetings held for the purpose of considering arrangements between the Fund and the Investment Manager or an affiliate of the Investment Manager, for which such Director receives a fee of $750). DeIM supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and Officers of the Fund, and receives a management fee for its services. Several of the Fund's Officers and Directors are also officers, directors, employees or stockholders of DeIM and participate in the fees paid to that firm (see "Investment Manager," page 13), although the Fund makes no direct payments to them.

The following Compensation Table provides, in tabular form, the following data:

Column (1) All Directors who receive compensation from the Fund.

Column (2) Aggregate compensation received by a Director from the Fund.

Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund. The Fund does not pay such benefits to its Directors.

Column (5) Total compensation received by a Director from the Fund, plus compensation received from all funds managed by DeIM for which a Director serves. The total number of funds from which a Director receives such compensation is also provided in column (5). Generally, compensation received by a Director for serving on the Board of a closed-end fund is greater than the compensation received by a Director for serving on the Board of an open-end fund.

Compensation Table for the year ended December 31, 2001

-------------------------------------------------------------------------------------------------------------
            (1)                   (2)                (3)                 (4)                  (5)

                                            Pension or                              Aggregate Compensation
                             Aggregate      Retirement Benefits   Estimated Annual  as a Director/Trustee
Name of Person,              Compensation   Accrued as Part of    Benefits Upon     of the Fund and Other
Position                     from the Fund  Fund Expenses         Retirement        Scudder Funds
-------------------------------------------------------------------------------------------------------------
Robert J. Callander,         $10,750        N/A                   N/A               $54,500 (5 funds)*
Director

Kenneth C. Froewiss,         $10,750        N/A                   N/A               $50,224 (5 funds)*
Director

William H. Luers, Director   $6,474**       N/A                   N/A               $33,698 (4 funds)

Ronaldo A. da Frota          $10,750        N/A                   N/A               $54,724 (5 funds)*
Nogueira,
Director

Susan Kaufman Purcell,       $5,724**       N/A                   N/A               $38,672 (5 funds)*
Director

Kesop Yun, Director          $8,500         N/A                   N/A               $26,198 (4 funds)
-------------------------------------------------------------------------------------------------------------

* Number of funds during calendar year 2001. The number of funds changed during the year 2001 due to mergers.

**  First became a member of the Board on July 18, 2001.

Required Vote

Election of each of the listed nominees for Director requires the affirmative vote of a majority of the shares present in person or by proxy at the Meeting. Your Fund's Directors recommend that stockholders vote in favor of each of the nominees.

Investment Manager

On April 5, 2002, Zurich Scudder Investments, Inc., the investment manager of the Fund, was acquired by Deutsche Bank AG. Upon the closing of this transaction, Zurich Scudder Investments, Inc. became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Investment Manager").

Under the supervision of the Board of Directors of the Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Fund's investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sales decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The Fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The Investment Manager, the predecessor of which is Scudder, Stevens & Clark, Inc. ("Scudder"), is one of the most experienced investment counseling firms in the U.S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953, Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name changed to Scudder Kemper Investments, Inc. On January 1, 2001, the Investment Manager changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of the Investment Manager was acquired by Deutsche Bank AG.

DeIM is a Delaware corporation. The principal business address of each director and principal executive officer, as it relates to his or her duties at the Investment Manager, is 345 Park Avenue, New York, New York 10154. The names and principal occupations of the directors and principal executive officers of the Investment Manager are shown below.

                                          Position with the Investment Manager
Name                                            and Principal Occupation
--------------------------------------------------------------------------------
Thomas Hughes                     Director and President

Dean S. Barr                      Director and Chief Investment Officer

Deborah A. Flickinger             Director and Chief of Staff

Phillip Freiherr von Girsewald    Director

William N. Shiebler               Director and Chief Executive Officer

Betty Whelchel                    Chief Legal Officer

William G. Butterly III           Secretary
--------------------------------------------------------------------------------

The Subadvisor

On April 3, 2002, the Directors of the Fund approved a Research and Advisory Agreement between DeIM and the Korean Advisor, a wholly owned subsidiary of Deutsche Bank, which serves as subadvisor to the Fund. The address of the Korean Advisor and the principal business address of each director and principal officer, as it relates to his or her duties at the Korean Advisor, is 3rd Floor, Seian Building, 116 Shinmoonro-1 Ka, Changro-ku, Seoul, Korea. The Korean Advisor is registered with the U.S. Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940, as amended, and began serving as subadvisor to the Fund on July 9, 2002. The Korean Advisor renders investment advisory and management services with regards to the portion of the Fund's portfolio as allocated by DeIM.

The principal occupations of each director and principal executive officer of the Korean Advisor as of August 19, 2002 are set forth below. No Directors or officers of the Fund, except for John J. Lee who is a Vice President of the Fund and an employee of the Korean Advisor, and William H. Gleysteen, Jr. who is an Honorary Director of the Fund, are employees, officers, directors or shareholders of the Korean Advisor.

Name                                  Position with the Korean Advisor          Principal Occupation
-------------------------------------------------------------------------------------------------------------

William H. Gleysteen, Jr.            Director                            Non-Resident Senior Fellow,
                                                                         Brookings Institution, Washington,
                                                                         DC; Member, Council on Foreign
                                                                         Relations

Won-Ik Lee                           Resident Director                   Resident Director, Korean Advisor

Chang-Geun Nam                       Director                            Director, Korean Advisor
-------------------------------------------------------------------------------------------------------------

Brokerage Commissions on Portfolio Transactions

DeIM places orders for portfolio transactions with issuers, underwriters or other brokers and dealers. In selecting brokers and dealers with which to place portfolio transactions for the Fund, DeIM seeks to achieve the most favorable net results. When consistent with this policy, DeIM may place such transactions with brokers and dealers that sell shares of funds advised by DeIM and is authorized to place such brokerage with brokers and dealers who supply brokerage and research services to DeIM.

Pursuant to procedures determined by the Directors and subject to the general policies of a Fund and Section 17(e) of the 1940 Act, DeIM may place securities transactions with brokers with whom it is affiliated ("Affiliated Brokers").

Section 17(e) of the 1940 Act limits to "the usual and customary broker's commission" the amount which can be paid by a Fund to an Affiliated Broker acting as broker in connection with transactions effected on a securities exchange. The Board, including a majority of the Directors who are not "interested persons" of the Fund or DeIM, has adopted procedures designed to comply with the requirements of Section 17(e) of the 1940 Act and Rule 17e-1 promulgated thereunder to ensure that the broker's commission is "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time...."

Affiliated Brokers furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by them or any of their associated persons in connection with effecting transactions for the account of a Fund, and the Board reviews and approves all such portfolio transactions on a quarterly basis and the compensation received by Affiliated Brokers in connection therewith.

During the fiscal year ended June 30, 2002, the Fund paid no brokerage commissions to any Affiliated Broker.

Principal Underwriter

Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110, is the principal underwriter for the Fund.

Other Matters

The Board of Directors does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that comes before the Meeting or any adjournment thereof in accordance with their best judgment.

Miscellaneous

Proxies will be solicited by mail and may be solicited in person or by telephone by Officers of the Fund or personnel of DeIM. The Fund has retained Georgeson Shareholder Communications, Inc. ("Georgeson"), 17 State Street, New York, New York 10004 to assist in the proxy solicitation. The cost of its services is estimated at $9,000 plus expenses. Other costs and expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Fund's Officers or Georgeson, in person or by telephone, will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

As the meeting date approaches, certain stockholders may receive telephone calls from representatives of Georgeson if their votes have not been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonic instructions from stockholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described on the attachment to the proxy card. The Fund believes that these procedures are reasonably designed to ensure that both the identity of the stockholder casting the vote and the voting instructions of the stockholder are accurately determined.

If a stockholder wishes to participate in a meeting, but does not wish to give a proxy by telephone, the stockholder may still submit the proxy card originally sent with this proxy statement or attend in person. Should stockholders require additional information regarding the proxy or a replacement proxy card, they may contact Georgeson toll-free at (866) 838-4475. Any proxy given by a stockholder is revocable until voted at a meeting.

In the event that sufficient votes in favor of any proposal set forth in the Notice of this Meeting are not received by October 2, 2002, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

Stockholder Proposals

Stockholders wishing to submit proposals for inclusion in a proxy statement for the 2003 meeting of stockholders of the Fund should send their written proposals to John Millette, Secretary of the Fund, c/o Deutsche Investment Management Americas Inc. at 345 Park Avenue, New York, New York 10154, by April 25, 2003. The timely submission of a proposal does not guarantee its inclusion.

The Fund may exercise discretionary voting authority with respect to stockholder proposals for the 2003 meeting of stockholders which are not included in the proxy statement and form of proxy, if notice of such proposals is not received by the Fund at the above address on or before July 9, 2003. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that stockholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

By order of the Board of Directors,


/s/John Millette
John Millette
Secretary

345 Park Avenue
New York, New York 10154

August 23, 2002

         o Please fold and detach card at perforation before mailing. o
--------------------------------------------------------------------------------

PROXY                         THE KOREA FUND, INC.                         PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                Annual Meeting of Stockholders -- October 2, 2002

     The undersigned hereby appoints Bruce Rosenblum, John Millette and Caroline Pearson and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of The Korea Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of The Korea Fund, Inc. to be held at the offices of Deutsche Investment Management Americas Inc., part of Deutsche Asset Management, 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, October 2, 2002 at 9:45 a.m., Eastern time, and at any adjournments or postponements thereof.

Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR the item listed below.

                                                                                      FOR all                WITHHOLD
                                                                                nominees listed at          AUTHORITY
The election of three Directors:                                                 left (except as         to vote for all
                                                                                  marked to the              nominees
Nominees: Class II: Robert J. Callander, William H. Luers and Kesop Yun.        contrary at left)         listed at left

(INSTRUCTION: To withhold authority to vote for any individual nominee, write        /___/                    /___/
that nominee's name on the space provided below.)


-----------------------------------------------------------------------------


                                                       (continued on other side)

Instructions for Voting Your Proxy

The Korea Fund, Inc. is now offering stockholders of record three alternative ways of voting their proxies:

o    By Telephone

o    Through the Internet (using a browser)

o    By Mail (traditional method)

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had mailed your proxy card.

We encourage you to use these cost effective and convenient ways of voting.

----------------
TELEPHONE VOTING        Available only until 9:45 AM EST October 2, 2002.
----------------

o Call TOLL-FREE: 1-866-838-4475, Monday through Friday, 9 AM-11 PM EST

o Your vote will be confirmed and cast as you directed

----------------
INTERNET VOTING         Available only until 9:45 AM EST October 2, 2002.
----------------

o    Visit the Internet voting Website at http://proxy.georgeson.com

o Enter the COMPANY NUMBER AND CONTROL NUMBER shown below and follow the instructions on your screen

o    You will incur only your usual Internet charges

----------------
VOTING BY MAIL
----------------

o Simply sign and date your proxy card and return it in the postage-paid envelope


                --------------          --------------
                COMPANY NUMBER          CONTROL NUMBER
                --------------          --------------


         o Please fold and detach card at perforation before mailing. o

--------------------------------------------------------------------------------

The Proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments or postponements thereof.

                       PLEASE SIGN AND RETURN PROMPTLY
                       IN ENCLOSED ENVELOPE.
                       NO POSTAGE IS REQUIRED.

                       -----------------------------------------------
                                  (Signature of Stockholder)

                       -----------------------------------------------
                              (Signature of joint owner, if any)

                       Date ___________________________________ , 2002

                       Please sign exactly as your name or names appear.
                       When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.